                                                                   EXHIBIT 10.13

                               SERVICES AGREEMENT
                                     BETWEEN
                      INTELLIGENT INFORMATION INCORPORATED
                                       AND
                     SOUTHWESTERN BELL MOBILE SYSTEMS, INC.
                       AND SOUTHWESTERN BELL WIRELESS INC.

THIS AGREEMENT, EFFECTIVE JUNE 9, 1998 (THE "AGREEMENT") IS BETWEEN INTELLIGENT INFORMATION INCORPORATED, A DELAWARE CORPORATION ("III") AND SOUTHWESTERN BELL MOBILE SYSTEMS, INC., D/B/A CELLULAR ONE AND SOUTHWESTERN BELL WIRELESS INC. (COLLECTIVELY "SBMS").

    WHEREAS, III owns computer software and has related procedures (hereinafter referred to as "Systems") and by utilizing these Systems provides Services that deliver "intelligent information" (the "Services") based on data from various sources (the "Information Providers") to text displaying wireless devices either at prearranged times or as data conditions change by prearranged parameters; and

    WHEREAS, SBMS is desirous of providing these Services to its customers (hereinafter such customers receiving Service(s) are referred to as "Subscribers"); and

    WHEREAS, this Agreement covers the provision of Services to SBMS for resale to its Subscribers, as set forth herein;

    NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby confessed and acknowledged, it is agreed as follows:

1.  PROVISION OF SERVICES.

         a. III agrees to provide the Services to SBMS for resale to its Subscribers, under the terms and conditions contained herein. Individual Services may be combined into "Packages."

         b. A complete list of all the Services available, including times and/or parameters at which the Services will be delivered, is attached hereto as part of Appendix B. SBMS is not bound to offer all these services, but may choose services and create packages based on this list.

         c. III will continue to offer the Services initially listed on Appendix B for at least two years from the effective date hereof. Thereafter, III has the right to modify Appendix B to alter or remove specific Services only upon at least 120 days advance written notice to SBMS. III may add Services to Appendix B at any time upon notice to SBMS and such Services will thereafter be subject to the requirements of this Agreement and this Paragraph 1.c.

         d. SBMS may request that III provide a new type of Service not available on Appendix B, and may identify specific Information Providers who provide the data required for such Service. III agrees to work in good faith to acquire such data (either from an identified provider or other provider(s)) and make it available to SBMS under this Agreement, if it can do so on commercially reasonable terms. Notwithstanding the provisions of paragraph 7 below, any such Services shall be provided by III exclusively to SBMS and to no other III customer in the geographic areas in which SBMS operates for a period of one year.

2.  TERM; TERMINATION.

         a. This Agreement shall become effective upon the date stated above and shall remain in effect until terminated or canceled as provided herein.

         b. For the purposes of this Agreement "cancel or "cancellation" shall mean the ending of this Agreement for cause due to an uncured breach of the defaulting party.




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

"Terminate" or "termination" shall mean the ending of this Agreement for convenience and without cause.

         c. SBMS may terminate this Agreement upon one hundred twenty (120) days prior written notice to III setting forth the effective date of termination. III may terminate this Agreement upon one hundred eighty (180) days prior written notice to SBMS setting forth the effective date of termination.

         d. Upon the termination or cancellation of this Agreement SBMS shall pay III for satisfactory Services provided up to the effective date of such termination or cancellation.

3. ACCESS PORT. SBMS shall provide and maintain the necessary computer access port(s) into its system for use by III in delivering messages containing information addressed to SBMS' Subscribers. The protocol used on this port shall be mutually agreeable to SBMS and III. SBMS shall pay communication costs between SBMS and III, including but not limited to, connections required for message delivery and customer provisioning.

4. SUBSCRIBER AGREEMENT. SBMS shall use its best efforts to deliver a subscriber agreement in substantially the form of that attached hereto as Appendix A (the "Subscriber Agreement") to each of its Subscribers prior to activation of Service(s) to that Subscriber along with any description of the Services delivered to the Subscribers. SBMS may or may not require its Subscribers to sign the Subscriber Agreement.

SBMS HEREBY AGREES TO INDEMNIFY AND HOLD III AND/OR ANY INFORMATION PROVIDERS LISTED IN APPENDIX B AND USED BY III IN THE PROVIDING OF SERVICES TO SBMS HARMLESS FROM AND AGAINST ANY AND ALL DAMAGES, LOSSES, OR EXPENSES SUFFERED OR PAID AS A RESULT OF ANY CLAIMS, DEMANDS, SUITS, CAUSES OF ACTION, PROCEEDINGS, AWARDS, JUDGMENTS, AND LIABILITIES (INCLUDING REASONABLE ATTORNEY'S FEES) INCURRED IN LITIGATION BY OR AGAINST III AND/OR ANY INFORMATION PROVIDERS BY REASON OF SBMS' FAILURE TO DELIVER THE SUBSCRIBER AGREEMENT TO ANY SUBSCRIBER, PROVIDED THAT (1) THE PARTY SEEKING INDEMNITY PROVIDES PROMPT NOTICE TO SBMS OF ANY SUCH CLAIM OR SUIT, AND (2) SBMS SHALL HAVE THE OPTION TO UNDERTAKE AND CONDUCT THE DEFENSE OF ANY SUIT SO BROUGHT AND THAT NO SETTLEMENT OF ANY SUCH CLAIM OR SUIT IS TO BE MADE WITHOUT THE PRIOR WRITTEN CONSENT OF SBMS.

III HEREBY AGREES TO INDEMNIFY AND HOLD SBMS HARMLESS FROM AND AGAINST ANY
AND ALL DAMAGES, LOSSES, OR EXPENSES SUFFERED OR PAID AS A RESULT OF ANY CLAIMS, DEMANDS, SUITS, CAUSES OF ACTION, PROCEEDINGS, AWARDS, JUDGMENTS, AND LIABILITIES (INCLUDING REASONABLE ATTORNEY'S FEES) INCURRED IN LITIGATION BY OR AGAINST SBMS AS A RESULT OF THE INFORMATION OR DATA PROVIDED TO SBMS OR ITS SUBSCRIBERS, EXCEPT IN THOSE CASES IN WHICH SBMS FAILED TO DELIVER THE SUBSCRIBER AGREEMENT TO THE SUBSCRIBER.

5.  CHARGES.


         a. The Package and Service rates payable by SBMS per Subscriber are listed in Appendix B, and may not be increased by III for one year from the effective date of this Agreement. The rates may thereafter be adjusted for all participating markets at the same time on an annual basis thereafter upon sixty
(60) days advance written notice to SBMS, subject to the provisions of Sub-paragraph b. below. Such adjustment shall not exceed five percent (5%) per year.



         b. III represents that the charges and any increases thereof are and will remain as low as those offered to any of III's other customers for the Services. If III decreases its prices to any customer, such decrease shall automatically extend to SBMS. SBMS may audit III in accordance with Section 8 "Records and Audits" to assure III compliance with this section.


         c. The charges in any invoice shall be calculated and billed as follows: the total number of Subscribers on III Systems as of the 15th day of the month times the rate per




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Subscriber for each Package or Service shall be billed at month end. Prior to the 5th day of each month that this Agreement is effective, III shall provide to SBMS market-based invoices for such charges along with a count of all Subscribers on III Systems by Package and/or Service type by market as of the 15th day of the prior calendar month and a total message sent count by market for Services for the prior calendar month. A listing of SBMS' markets is attached as Appendix E and will be updated by SBMS as needed. SBMS may periodically audit III's records in accordance with Section 8, to assure accurate billing to SBMS.

         d. Invoices and reports in mutually agreed upon formats of provisioned Mobile Identification Numbers (MIN's) shall be sent to the individual markets at the addresses shown on Appendix E. The terms and conditions included in any invoice shall be deemed to be solely for the convenience of III and will not alter or expand the terms and conditions of this Agreement or SBMS' obligations hereunder. SBMS shall have 30 days from receipt to pay III's invoice, unless the invoice is in dispute. In the event that SBMS in good faith disputes any III invoice, the parties shall cooperate to resolve such dispute expeditiously. SBMS shall provide a management contact assigned the monthly responsibility to coordinate and insure proper and timely payments from the markets to III. These contacts are listed as Business Escalation in Appendix E.

         e. Any preexisting SBMS related Subscribers, e.g., executives, demos, etc. will be assigned to a Package or Service, subject to the appropriate charges, upon the effective date of this Agreement

         f. III shall pay to SBMS the financial incentives set forth in Appendix D.

6. MARKETING REPORTS. Prior to the 5th day of each month that this Agreement is effective, III shall provide to SBMS the following reports, broken down by individual market, subtotalled for the 5-state in-region area and the Cellular One markets, and totalled for all markets:

         - Number of Subscribers as of the 15th of the month and at month end;

         -        Number of Subscribers by information category;

         -        Number of messages sent;

         -        Number of changes (total and by type of change (add/delete));

         -        Number of provisioning web hits by Subscribers vs. Customer
                  Service.

7.  NONEXCLUSIVE MARKET RIGHTS.

         a. This is a nonexclusive agreement. SBMS reserves the right to contract with others for any of the products or services it may require.

         b. III shall have the right, at its sole discretion to sell or license the Services to any other person or company for any purpose, except as set forth in paragraph 1.d. above.

8. RECORDS AND AUDITS. III and SBMS shall maintain accurate and complete records with respect to the Services and Subscribers' purchases of Services and allow each other access to such records in the event of a dispute or a reasonable request from SBMS for an audit of the Subscribers on III's Systems. III and SBMS shall retain such records for a period or 4 years. III shall maintain accurate records of all matters which relate to III's obligations hereunder in accordance with generally accepted accounting principles and practices, uniformly and consistently applied in a format that will permit audit. Unless otherwise provided in the Agreement, III shall retain such records for a period of three
(3) years from the date of final payment under this Agreement. To the extent that such records may be relevant in determining if III is complying with its obligations under this Agreement, SBMS and its authorized representatives shall have access to such records for inspection and audit during normal business hours after a twenty day notice is provided.

9.  WARRANTIES.




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         a. III warrants that III's Systems and Services will be available 7 days a week, 24 hours a day ("Standard Coverage Period") except for mutually agreed to planned maintenance periods. III will provide SBMS prior written notice of all planned maintenance periods. The Service shall be provided promptly and professionally and shall conform to the Delivery Parameters set forth in Appendix B. III shall maintain an effective backup system for disaster recovery to allow for the uninterrupted delivery of information, including an action plan in the event one of the Information Providers has system problems.

         b. III warrants that all of its hardware and/or software and Systems, including embedded third party software, that is used in providing Services hereunder prior to, during, and after the calendar year 2000, includes and will continue to include, at no additional cost to SBMS, Year 2000 capability. For purposes of this Agreement, Year 2000 capability means that the hardware and/or software will: (i) read, compute, store, process, display and print data involving dates, including single century and multi-century formulae, and will not cause computational, display, storage or other errors resulting from the inability to accurately or correctly handle dates, including the Year 2000 and any subsequent leap years; and (ii) include the indication of century in all date-related user interface functions, data fields, and generated codes; and
(iii) be interoperable with other software used by SBMS which may deliver records to such hardware and/or software and/or Systems, receive records from such hardware and/or software or interact with such hardware and/or software in the course of processing dates. As part of this warranty, III agrees to upgrade or revise its hardware, software, and Systems to comply with Year 2000 capability.

10. INDEPENDENT CONTRACTOR. III represents that it is engaged in a separate and independent business and is not an employee or agent of SBMS. III is responsible for compliance with all applicable laws, including laws regarding III's obligations as an independent contractor under the law.

11. INFRINGEMENT INDEMNITY. III, at its expense, shall indemnify SBMS from and defend or settle any claim or action brought against SBMS to the extent that it is based on a claim that any Services, software or other materials furnished hereunder infringed a patent, copyright, trademark, service mark, trade secret, or other legally protected proprietary right. III shall pay all costs, fees (including attorneys' fees) and damages which may be incurred by SBMS for any such claim or action or the settlement thereof.


12. INSURANCE. III shall maintain at its expense, commercial general liability insurance (CGL) to provide protection against any claims including claims for personal injury or property damage arising from this Agreement, for the duration of this Agreement. CGL insurance shall have limits not less than $1,000,000 combined single limit per occurrence. III shall name SBC Communications, Inc., Southwestern Bell Mobile Systems, Inc., and Southwestern Bell Wireless, Inc., as "Additional Insureds" on III's insurance policy.


13. PRODUCT SERVICE NAMES AND TRADEMARKS. SBMS may, but is not required to, use the name "Quote Alert," "News Alert," "Weather Alert," or "Sports Alert" in its marketing efforts. SBMS shall take appropriate measures to insure that the copyright notices defined for each Service in Appendix B, are made known to all Subscribers, including displaying the copyright notice with each Subscriber or Customer Agreement and in all instructions for use of the Packages and Services.

SBMS may use the trademarks, service marks and logos as listed in Appendix C (the "Trademarks") in connection with the marketing and providing of Products to
Subscribers:

         a. SBMS may at all times use and clearly show in connection with the Products, associated advertising, labels and packaging, the Trademarks and any appropriate




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legends, markings, and/or notices of property right as may be required by III from time to time. Depending on the trademarks used, the current legend or notice requirements are:

         i.       A TM should appear adjacent to the Trademarks.
        ii. A legend should appear indicating that the Trademark is a trademark of Intelligent Information Incorporated. For example, "Powered by iii is a registered trademark of Intelligent Information Incorporated".

         b. SBMS agrees to submit to III a sample of the proposed use of the Trademarks on or with the Products, boxes, containers and/or packaging, and III shall have approved such proposed use in writing prior to any sale of the Products using such Trademarks in the proposed manner or any other public use of the Trademarks in the proposed manner by SBMS. Approval will not be unreasonably withheld, and if III does not provide a written response within ten days of the receipt of such a request, approval shall be considered granted.

         c. SBMS will not harm, misuse or bring into disrepute the Trademarks.

14.  SUBSCRIBER INFORMATION.

         a. SBMS acknowledges that III is required to provide certain information relating to the usage of the Products to the Information Providers. Such information may include:

                  i.) the number of Subscribers registered in III Systems at midnight of each day;

                  ii.) the number and types of messages sent by III Systems;

                  iii.) the number and types of Subscriber requests registered in III Systems; and

                  iv.) any additional information as reasonably required by the Information Providers, from time-to-time.

III warrants to SBMS that any such data pertaining to specific Subscriber identification will remain proprietary and strictly confidential and will not be disclosed outside of III except with SBMS' prior written approval. Any disclosure of information by III to Information Providers shall be done under an appropriate nondisclosure agreement designed to protect the confidentiality of SBMS' information including Subscriber information.

         b. Individually identifiable or specific Subscriber Information is subject to certain privacy laws. III is prohibited from and shall instruct its Information Providers that they are prohibited from using specific or individually identifiable Subscriber Information for marketing lists or other marketing purposes, resale, or for any other purpose other than for the purpose of providing Services hereunder.

15.  SUBSCRIBER SERVICE AND AMENDMENTS.

         a. SBMS acknowledges its responsibility to provide a customer representative to serve Subscribers for the purpose of adding, changing and deleting parameters and Service requests in the Subscriber's database maintained in III Systems, and III will be responsible for receiving and effecting any additions, changes or deletions in Subscriber information (i) within 24 hours of receipt of written requests from the SBMS, or (ii) in real time for information sent via the Internet. III will develop and maintain a mechanism for SBMS to interface with III's systems for above purposes. III will bear the costs of developing and maintaining a secure web provisioning page for each participating market's customer service center and customers, according to Appendix B Description of Profile Maintenance. SBMS will




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bear the costs of developing its own web page and links. III will maintain as a backup a facsimile machine for receipt of such requests.

         b. III is responsible for provisioning the Services requested by SBMS for its Subscribers and will ensure that each Subscriber receives only the subscribed-to Services and pre-approved messages.

         c. III will cause a one-time "welcome message" to be delivered as the first message to each wireless device for each new Subscriber and Service, at no additional charge to SBMS. SBMS will draft the message and may alter it from time to time. Such message may include, but is not limited to, a greeting and a reminder to review the Subscriber Agreement.

16. INFORMATION.

I. In the performance of its obligations under this Agreement, either party may receive or access Information (the "Receiving Party") from the other (the "Disclosing Party") that may contain material that is proprietary or confidential, that relates to patentable inventions with respect to which patents may not have been issued or for which patent applications may not have been filed, or that is subject to applicable laws regarding secrecy of communications or trade secrets. Any such Information must be clearly marked by the Disclosing Party as Confidential or Proprietary in order to receive confidential treatment under the terms of this Paragraph. Notwithstanding the foregoing, the parties agree that all information about SBMS Subscribers and customers, including but not limited to, number of customers or Subscribers, their names, addresses, billing information, type or quantity of Services selected and wireless access numbers (MINs) and about III Services being developed or available but not being provided hereunder, constitutes confidential Information under this Agreement, regardless of whether it is marked as such. Accordingly, the Receiving Party agrees:

         A. that all such Information so acquired by it or its employees, contractors or agents (individually and collectively "personnel") hereunder shall be and shall remain the Disclosing Party's exclusive property;

         B. to inform all of its personnel engaged in handling such Information of the proprietary or confidential character of such Information and of the existence of applicable laws regarding secrecy of communications;

         C. to limit access to such Information to its personnel having a need to know;

         D. to keep, and have its personnel who receive or access such Information keep, such Information confidential;

         E. to return promptly or certify that it has destroyed, any copies of such Information in written, graphic or other tangible from upon the Disclosing Party's request; and

         F. to use such Information only for purposes of this Agreement and for other purposes only upon such terms as may be agreed upon between the parties in writing.

II. Notwithstanding the foregoing, nothing contained in this Section 16 shall restrict either party in the use or disclosure of any Information from the other party which:

         A. is already in such party's possession without accompanying use or disclosure restriction prior to its receipt from the other party; or

         B. is or subsequently becomes publicly available through no fault of the Receiving Party; or

         C. is rightfully received by the Receiving Party from a third party without accompanying use or disclosure restriction; or

         D. is independently developed by the Receiving Party or a third party;
or

         E. is approved in writing for release by the Disclosing Party.

17.  LIMITATION OF LIABILITY




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         a. EXCEPT FOR THIRD PARTY CLAIMS OF INFRINGEMENT, OR CLAIMS OF GROSS
NEGLIGENCE OR WILLFUL MISCONDUCT, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER HEREUNDER FOR ANY DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO ANTICIPATED OR LOST PROFITS FOR ANY DEFECTS, DELAYS OR FAILURES OF TRANSMISSION OR RECEPTION OF INFORMATION PROCESSED OR TO BE PROCESSED IN ANY WAY OR MANNER BY III OR SBMS.

         b. NOTWITHSTANDING 17 a. ABOVE, IN THE EVENT THAT III'S SYSTEM IS DOWN OR MATERIALLY DEGRADED, PROVIDED SUCH FAILURE OR DEGRADATION IS NOT BASED ON ANY ACTIONS OR LACK THEREOF BY SBMS, FOR MORE THAN 24 HOURS IN ANY SINGLE OCCURRENCE DURING THE STANDARD COVERAGE PERIOD, SBMS SHALL RECEIVE A PRORATED REFUND, IN CASH, OF THE MONTHLY SERVICE CHARGE FOR EACH SUBSCRIBER AFFECTED BY THE DOWNTIME OR SYSTEM DEGRADATION STARTING FROM THE TIME THE SERVICE WAS DOWN OR SEVERELY DEGRADED UNTIL THE TIME SERVICE IS RESTORED. THIS REFUND IS IN ADDITION TO SBMS' RIGHTS OR REMEDIES UNDER THE SECTION ENTITLED "CANCELLATION" OF THIS AGREEMENT.

18. NONASSIGNMENT. Except as otherwise provided by law, neither party shall assign its rights or delegate its duties without the prior written consent of the other party. Notwithstanding the foregoing, upon written notice to III, SBMS may assign this Agreement to any of SBMS' affiliates or successor companies.

19.  CANCELLATION.

         a. Either party may cancel this Agreement effective immediately upon written notice to the other party if:

                  i. the other party makes an assignment for the benefit of its creditors; or

                  ii. any petition shall be filed by or against the other party under any Section or Chapter of the Federal Bankruptcy Act as amended or as may be amended or any similar law or statute of the United States or any state thereof, which is not dismissed within 35 days after filing; or

                  iii. III Systems fail to perform consistently or become defective, and such defect(s) or failure(s) of performance are not remedied by III within 10 working days after notice of such defect(s) or failure(s); or

                  iv. the other party fails to remedy any other material breach (excluding those performance issues covered in iii above) within 30 days after notice from the non-defaulting party.

         b. In addition to any of its other rights under this Agreement, SBMS may cancel this Agreement (i) immediately upon written notice to III if, during the Standard Coverage Period, there is any single instance of downtime or severe service degradation within the control of III of at least 8 hours or, if there are two or more instances of downtime or service degradation in any one year period exceeding a combined total of at least 30 hours; or (ii) immediately upon written notice sent to III within sixty (60) days of any III notice of rate increase that SBMS finds unacceptable.

20.  PUBLICITY.

         a. III shall not use SBMS' name or any language, pictures or symbols which could, in SBMS' judgment, imply SBMS' identity in any (a) written or oral advertising or presentation or (b) brochure, newsletter, book, or other written material of whatever nature, without SBMS' prior written consent.

         b. SBMS agrees to submit to III for written approval, a representative sample of the advertising or promotional material that SBMS intends to use which specifically identifies III's Information Provider(s) as the provider of Services, no fewer than 15 days before




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proposed use. Approval will not be unreasonably withheld, and if III does not provide a written response within 15 days of the receipt of such a request, approval shall be considered granted.

21. NOTICES. All notices or other communications hereunder are deemed given when made in writing and either (a) delivered in person, (b) delivered to an agent, such as an overnight or similar delivery service, or (c) deposited in the United States mail, postage prepaid, and addressed as follows:

To:   Intelligent Information Incorporated       To:  SBC Wireless
      One Dock Street, Suite 500                      17330 Preston Rd., Suite 100A
      Stamford, CT 06902.                             Dallas TX 75252
      Attn:  President                                Attn: Martin Ray, Director of Procurement

With a copy to:
Vice President, General Counsel & Secretary
Southwestern Bell Mobile Systems, Inc.
17330 Preston Road, Suite 100A
Dallas, Texas 75252

22. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the state of Texas.

23. AMENDMENTS AND WAIVERS. No provisions of this Agreement shall be deemed waived, amended or modified by any party hereto, unless such waiver, amendment or modification is in writing and signed by a duly authorized representative of each of the parties hereto.

24. HEADINGS NOT CONTROLLING. Section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

25. SURVIVAL. Provisions contained in this Agreement, that by their sense and context are intended to survive the termination, or cancellation of this Agreement shall so survive.

26. ENTIRE AGREEMENT. This Agreement, including the Appendices and Exhibits, is the entire agreement of the parties with respect to the subject matter.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.


INTELLIGENT INFORMATION INCORPORATED                 SOUTHWESTERN BELL MOBILE SYSTEMS, INC. AND
INC.                                                              SOUTHWESTERN BELL WIRELESS


BY: /S/ STEPHEN G. MALONEY                  BY: /S/ STAN SIGMAN
    -------------------------------             --------------------------------

PRINT NAME: STEPHEN G. MALONEY              PRINT NAME: STAN SIGMAN
            -------------------                         -----------
TITLE: PRESIDENT                            TITLE: PRESIDENT AND CEO
       ---------                                   -----------------
DATE SIGNED: 6/8/98                                  DATE SIGNED: 6/12/98
             ------                                               -------




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                                                                      APPENDIX A
                              SUBSCRIBER AGREEMENT

IMPORTANT: READ THIS AGREEMENT BEFORE USING THE SERVICE PROVIDED BY_____________ ________________________________ (hereafter referred to as "_____"). YOUR USE OF
THE SERVICE, OR SIGNED ACKNOWLEDGMENT, WILL INDICATE YOUR ACCEPTANCE OF ALL OF THE FOLLOWING TERMS. If this agreement is unacceptable to you, do not use the Service. _____ is willing to provide you the Service only if you agree to be bound by the following terms:

1. Information, data or messages provided through the Service, including but not limited to, prices or values of various items (e.g., stocks, bonds, options, futures and currencies), the numbers of shares or items traded in a given time period, and the times at which the prices, values, or number of shares or items traded fall within preset ranges (hereafter referred to as "Information") has been independently obtained by _____, from various sources, including stock exchanges, their affiliates, and others (collectively referred to as "Information Providers"). These sources are believed to be reliable, but the accuracy, completeness, timeliness, or correct sequencing of the Information is not guaranteed by _____, the Information Providers, or any parties transmitting or processing the Information (hereafter referred to as "Information Processors"). (Hereafter, collectively _____, the Information Providers and Information Processors are referred to as "Disseminating Parties".) There may be delays, omissions, or inaccuracies in the Information. NO DISSEMINATING PARTY WILL BE LIABLE IN ANY WAY TO YOU OR ANY OTHER PERSON FOR (A) ANY INACCURACY, ERROR OR DELAY IN, OR OMISSION OF, (I) ANY INFORMATION OR (II) THE TRANSMISSION OR DELIVERY OF ANY SUCH INFORMATION, OR (B) ANY LOSS OR DAMAGE ARISING FROM OR OCCASIONED BY (I) ANY SUCH INACCURACY, ERROR, DELAY OR OMISSION, (II) NON-PERFORMANCE, OR (III) INTERRUPTION IN ANY SUCH INFORMATION FOR ANY REASON, INCLUDING BUT NOT LIMITED TO ANY NEGLIGENT ACT OR OMISSION BY ANY DISSEMINATING PARTY. THERE IS NO WARRANTY OF MERCHANTABILITY, NO WARRANTY OF FITNESS FOR A PARTICULAR USE, AND NO OTHER WARRANTY OF ANY KIND, EXPRESS, OR IMPLIED, REGARDING THE INFORMATION OR ANY ASPECT OF THE SERVICE (INCLUDING BUT NOT LIMITED TO ACCESS TO INFORMATION).

2. IN NO EVENT WILL ANY DISSEMINATING PARTY BE LIABLE TO YOU OR ANYONE ELSE FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES (INCLUDING BUT NOT LIMITED TO LOST PROFITS, TRADING LOSSES, AND DAMAGES THAT RESULT FROM INCONVENIENCE, DELAY OR LOSS OF THE USE OF THE SERVICE), EVEN IF ANY DISSEMINATING PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES. YOU AGREE THAT THE LIABILITY OF ANY DISSEMINATING PARTY, ARISING OUT OF ANY KIND OF LEGAL CLAIM (WHETHER IN CONTRACT, TORT OR OTHERWISE) IN ANY WAY CONNECTED WITH THE SERVICE OR THE INFORMATION, WILL NOT EXCEED THE AMOUNT CHARGED FOR RECEIVING THE INFORMATION. No Disseminating Party shall be liable for any loss resulting from a cause over which such entity does not have control, including but not limited to failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems, unauthorized access, theft, operator errors, severe weather, earthquakes, floods, acts of war, and strikes or other labor problems.

3. _____, the Information Providers and others have a proprietary interest in the Information. You agree not to reproduce, re-transmit, disseminate, sell, distribute, publish, broadcast, circulate or commercially exploit the Information in any manner without the express written consent of _____, and the relevant Information Provider(s); nor to use the Information for any unlawful




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purpose. You agree to comply with reasonable written requests from _____, and to protect the Information Providers' and _____'s respective contractual, statutory and common law rights to the Information and the Service.

4. You acknowledge that neither the Service nor any of the Information is intended to supply tax or legal advice. Although the Service may provide Information about how to invest and what to buy, none of this Information is recommended by any Disseminating Party. The Disseminating Parties do not recommend any investment advisory service or product, nor offer any advice regarding the nature, potential value, or suitability of any particular security, transaction, or investment strategy.

5. You agree to immediately notify _____, if you become aware of any of the following: (a) any loss or theft of your access number(s), and/or password(s), or (b) any unauthorized use of any of your access number(s) and/or password(s), or of the Service or any Information.

6. You agree to indemnify and hold the Disseminating Parties harmless from and against any and all claims, losses, liabilities, costs and expenses (including but not limited to attorneys' fees) arising from your violation of this Agreement or any third party's rights.

7. _____ reserves the right to terminate your access to the Service or any portion of it at its sole discretion, without notice and without limitation, for any reason whatsoever, including but not limited to the unauthorized use of your access number(s) and/or password(s), breach of this Agreement, discontinuance of _____ or loss of access to any Information from any of the Information Providers. The Information Processors and _____ shall have no liability to you; provided, however, that if the termination is without cause, _____ shall refund the prorata portion of any fee which may have been paid by you for the portion of the Service not furnished to you as of the date of such termination.

8. You acknowledge that, in providing you with the Service, _____ has relied upon your agreement to be bound by the terms of this Agreement. You further acknowledge that this Agreement and all other present and future written agreements between you and _____ constitute the complete statement of the agreement between you and _____, and that the agreement does not include any other or prior contemporaneous promises, representations or descriptions regarding the Service or the Information even if it were contained in materials provided by _____. This Agreement may be modified only in writing; if _____ sends you written notice of the modification, your use of the Service after receiving such notice will indicate your acceptance of the modification. If any provision of this Agreement is invalid or unenforceable under applicable laws, it is, to that extent, deemed omitted and the remaining provisions will continue in full force and effect. This Agreement and performance hereunder will be governed by and construed in accordance with the laws of the state in which you purchased service.

9. The terms and conditions of Sections 1, 2, 3 and 6 of this Agreement shall survive any termination of this Agreement.

___________________________________          Date  ________________________
Signature

___________________________________          ______________________________
Printed NameHome                             Area code and Telephone Number

___________________________________          _______________________________
Address                                      Daytime Area Code and Phone Number

___________________________________
City, State, Zip

                                                                      APPENDIX B
     SERVICE AND PACKAGE RATES AND CHARGES


Number of Services in Package                Monthly Price per Subscriber*
-----------------------------                ------------------------------
         2                                                $1.25
         3                                                $1.80
         4                                                $2.35
         5                                                $2.90
         6                                                $3.40



Each additional Service is an additional $.50/month. These prices are flat monthly rates. The frequency of the delivery is defined below. There are no activation fees or change fees. These prices are subject to the provisions of paragraph 5 of the Service Agreement.



VOLUME DISCOUNT



*SBMS may take advantage of a Volume Discount based on achieving a threshold number of subscribers. SBMS may aggregate all of its affiliates in the achievement of the threshold.


Subscribers              % Discount
-----------------------------------
0 - 4,999                   0
5,000 - 9,999               3
10,000 - 14,999             7
15,000 - 19,999            10
20,000 +                   14


DELIVERY PARAMETERS
1. Real time services, such as Company News Report, which is breaking news on a company, and Sports Results, which are final scores, are delivered as they are available.

2. All other Services have a daily default window of delivery time, to be selected by the Subscriber.

3. All services, whether real time or otherwise, are subject to the Subscriber-specific global parameter, which will override all others. For example, "Deliver between 8 a.m. and 10 p.m. Monday - Friday and between 10 a.m. and 11 p.m. Saturday - Sunday" overrides real time delivery. In this case, no real time services will be delivered outside the subscriber's global parameters, 8 a.m. - 10 p.m. M-F and 10 a.m. -11 p.m. Sat-Sun.

4. Some services are available daily and some only on business days, as outlined below.

5. The customer may suspend all services using the web interface without a financial impact. That is, a customer may suspend their information services themselves for a period of time, but they will continue to be charged for the feature. When Customer Service suspends the service, due to non-pay for example, there is a revenue impact. III will no longer charge SBMS for that subscriber.

AVAILABLE SERVICES AND DELIVERY SCHEDULE

III will make available to SBMS the services listed below. The delivery schedule can be interpreted as follows:

- Real Time Delivery means information is delivered as it happens and a detailed summary is added as soon as it is available. Real Time Delivery services are only subject to the subscriber's global delivery parameters.

- Scheduled Delivery means the information is delivered at the subscriber's pre-established time periods.

-   Frequency is the numbers of time/day that the information is delivered.

- Daily Delivery means the information is delivered 7 days a week, Sunday through Saturday.

- Business Day Delivery means the information is delivered on business days only, usually Monday through Friday, with no delivery on Saturday, Sunday or holidays.

                               SERVICES AVAILABLE

                                                                      REAL
    SERVICE                      DEFINITION                           TIME      SCHEDULED    FREQUENCY
    -------                      ----------                           ----      ---------    ---------

NEWS PRODUCTS
News Headlines                   Two headlines daily. Top stories               X            2x/day
                                 of the day.

Business News Headlines          Two headlines daily. Top stories               X            2x/day
                                 in the world of business.

Entertainment News Headlines     Two headlines daily.  Top stories              X            2x/day
                                 in the world of movies, TV, music,
                                 etc.

Consumer Health Reporter         News on 1 category on health and               X            1x/day as
                                 wellness daily. Categories: Family                          available
                                 Health, Pediatrics, and Women's
                                 Health.  Stories focus on key
                                 medial discoveries, latest medical
                                 trends. Etc.  Delivery based on
                                 what comes over the news wires, so
                                 stories may not be issued every day
                                 in every category.

Political News Headlines         Latest news stories on Washington              X            2x/day
                                 and politics

Company News Reporter            Breaking news on 2 companies.        X                      Breaking
                                 Frequency varies by company, based
                                 on how often it makes news.

Professional Medical News        News on 1 category prepared for                X            1x/day as
                                 the healthcare practitioner.                                available
                                 Categories: Family Health,
                                 Pediatrics, Women's Health,
                                 Internal Medicine, and Emergency
                                 Medicine.

National Election Results        National election results            X                      Breaking

SPORTS PRODUCTS

Sports News Headlines            Twice daily updates on the top                 X            2x/day
                                 stories in sports.  Get the latest
                                 word on who's winning, who's on
                                 the injured list, trades, etc.

Sports Results                   Final scores on 2 teams on ML        X                      Breaking
                                 Baseball, NHL Hockey, NFL &


                                                                                  BUSINESS
    SERVICE                      DEFINITION                           DAILY       DAY          SOURCE
    -------                      ----------                           -----       --------     ------
NEWS PRODUCTS
News Headlines                   Two headlines daily. Top stories     X                        The Associated Press
                                 of the day.

Business News Headlines          Two headlines daily. Top stories     X                        The Associated Press
                                 in the world of business.

Entertainment News Headlines     Two headlines daily.  Top stories    X                        The Associated Press
                                 in the world of movies, TV, music,
                                 etc.

Consumer Health Reporter         News on 1 category on health and                 X            Reuters Health
                                 wellness daily. Categories: Family
                                 Health, Pediatrics, and Women's
                                 Health.  Stories focus on key
                                 medial discoveries, latest medical
                                 trends. Etc.  Delivery based on
                                 what comes over the news wires, so
                                 stories may not be issued every day
                                 in every category.

Political News Headlines         Latest news stories on Washington    X                        The Associated Press
                                 and politics

Company News Reporter            Breaking news on 2 companies.        As issued                Dow Jones & Company
                                 Frequency varies by company, based
                                 on how often it makes news.

Professional Medical News        News on 1 category prepared for                  X            Reuters Health
                                 the healthcare practitioner.
                                 Categories: Family Health,
                                 Pediatrics, Women's Health,
                                 Internal Medicine, and Emergency
                                 Medicine.

National Election Results        National election results            Seasonal                 The Associated Press

SPORTS PRODUCTS

Sports News Headlines            Twice daily updates on the top       X                        SportsTicker
                                 stories in sports.  Get the latest
                                 word on who's winning, who's on
                                 the injured list, trades, etc.

Sports Results                   Final scores on 2 teams on ML        As issued                SportsTicker
                                 Baseball, NHL Hockey, NFL &

                                                                      REAL
    SERVICE                      DEFINITION                           TIME      SCHEDULED    FREQUENCY
    -------                      ----------                           ----      ---------    ---------

                                 CFL Football, NBA Basketball

Sports Results Plus              Mid-game and final scores for 2      X                      Breaking
                                 teams.  Pick pro or college team
                                 from: ML Baseball, NHL Hockey, NBA
                                 Basketball, NFL Football, Canadian
                                 Football League, and NCAA Div. I
                                 Basketball, NCAA Div. I-A and I-AA
                                 Football

Major League Baseball Standings  Current League Standings for the               X            1x/day
                                 division of your choice.

Major League Baseball Leaders    Who's leading for the League of                X            1x/day
                                 your choice.  Each day, receive a
                                 different statistical category.
                                 Categories: Home runs, batting,
                                 RBI's stolen bases, ERA, wins and
                                 saves.

Golf Leaderboards                PGA action: end of round updates     X                      Breaking
                                 and tournament results

Tennis                           Results from top 3 seed-match        X                      Breaking
                                 finals and championship finals

Thoroughbred Horse Racing        Results on all races at 1 track,     X                      Breaking
                                 specific race at the track.

Sports News Alert                Breaking news headlines for the      X                      Breaking
                                 sport of your choice.  Categories:
                                 baseball, basketball, football,
                                 hockey, auto racing, golf, soccer,
                                 tennis, horse racing, track &
                                 field, boxing.

WEATHER PRODUCTS

Weather Forecast                 Daily current forecast for the                 X            1x/day
                                 local area of your choice.  Select
                                 city and state or zip code.

Severe Weather Reporter          Immediate alerts to serious          X                      Breaking
                                 weather conditions for the area of
                                 your choice, based on watches and
                                 warnings issued by National Weather
                                 Service. Alerts include


                                                                                  BUSINESS
    SERVICE                      DEFINITION                           DAILY       DAY          SOURCE
    -------                      ----------                           -----       --------     ------
SPORTS PRODUCTS
                                 CFL Football, NBA Basketball

Sports Results Plus              Mid-game and final scores for 2       As issued                SportsTicker
                                 teams.  Pick pro or college team
                                 from: ML Baseball, NHL Hockey, NBA
                                 Basketball, NFL Football, Canadian
                                 Football League, and NCAA Div. I
                                 Basketball, NCAA Div. I-A and I-AA
                                 Football

Major League Baseball Standings  Current League Standings for the      Seasonal                 SportsTicker
                                 division of your choice.

Major League Baseball Leaders    Who's leading for the League of       Seasonal                 SportsTicker
                                 your choice.  Each day, receive a
                                 different statistical category.
                                 Categories: Home runs, batting,
                                 RBI's stolen bases, ERA, wins and
                                 saves.

Golf Leaderboards                PGA action: end of round updates      Seasonal                 SportsTicker
                                 and tournament results

Tennis                           Results from top 3 seed-match         Seasonal                 SportsTicker
                                 finals and championship finals

Thoroughbred Horse Racing        Results on all races at 1 track,      Seasonal                 Sports Wire
                                 specific race at the track.

Sports News Alert                Breaking news headlines for the       As issued                SportsTicker
                                 sport of your choice.  Categories:
                                 baseball, basketball, football,
                                 hockey, auto racing, golf, soccer,
                                 tennis, horse racing, track &
                                 field, boxing.

WEATHER PRODUCTS

Weather Forecast                 Daily current forecast for the        X                        National Weather Service
                                 local area of your choice.  Select
                                 city and state or zip code.

Severe Weather Reporter          Immediate alerts to serious           As issued                National Weather Service
                                 weather conditions for the area of
                                 your choice, based on watches and
                                 warnings issued by National Weather
                                 Service. Alerts include

                                                                      REAL
    SERVICE                      DEFINITION                           TIME      SCHEDULED    FREQUENCY
    -------                      ----------                           ----      ---------    ---------
                                 tornado warnings, winter storms,
                                 severe thunderstorms, earthquake
                                 reports, tsunami warnings, gale
                                 warnings, snow avalanches, flooding
                                 and other conditions. Choose your area
                                 by county.

Atlantic Coast Maritime Report   Marine forecasts for Baltimore/                X            1x/day
                                 Washington area

FINANCIAL PRODUCTS

Quote Report                     2 Stock quotes at end of day.                  X            1x/day
                                 Choose any electronically traded                            5 p.m. Eastern
                                 public company or mutual fund.

Quote Price Alert                1 Stock with price change alert      X                      Breaking


Stock Quote Reporter Plus        At midday and close receive price              X            2x/day
                                 and volume on 1 stock. Choose any                           Noon and 5
                                 electronically traded public                                p.m. Eastern
                                 company or mutual fund.

LEISURE PRODUCTS

Joke of the Day                  Mildly humorous joke.  Suitable                X            1x/day
                                 for all audiences.

Soap Opera Update                Highlights from the day on your                X            1x/day
                                 favorite daytime drama. Choose
                                 from: All My Children, Another
                                 World, As the World Turns, Bold
                                 and the Beautiful, Days of our
                                 Lives, General Hospital, Guiding
                                 Light, One Life to Live, Port
                                 Charles, Sunset Beach and Young
                                 and the Restless.

Horoscope                        Daily forecast for one                         X            1x/day
                                 astrological sign

Lottery                          Daily results of all the games of              X            1x/day
                                 one state's lotteries. Multi-state
                                 games (such as PowerBall, Daily
                                 Millions and Big Game) are

                                                                                  BUSINESS
    SERVICE                      DEFINITION                           DAILY       DAY          SOURCE
    -------                      ----------                           -----       --------     ------

WEATHER PRODUCTS
                                 tornado
                                 warnings, winter storms, severe
                                 thunderstorms, earthquake reports,
                                 tsunami warnings, gale warnings,
                                 snow avalanches, flooding and other
                                 conditions. Choose your area
                                 by county.

Atlantic Coast Maritime Report   Marine forecasts for Baltimore/      X                        National Weather Service
                                 Washington area

FINANCIAL PRODUCTS

Quote Report                     2 Stock quotes at end of day.                    X            New York Stock
                                 Choose any electronically traded                              Exchange, AMEX, NASDAQ
                                 public company or mutual fund.

Quote Price Alert                1 Stock with price change alert                  As issued    New York Stock
                                                                                               Exchange, AMEX, NASDAQ

Stock Quote Reporter Plus        At midday and close receive price                X            New York Stock
                                 and volume on 1 stock. Choose any                             Exchange, AMEX, NASDAQ
                                 electronically traded public
                                 company or mutual fund.

LEISURE PRODUCTS

Joke of the Day                  Mildly humorous joke.  Suitable      X                        III
                                 for all audiences.

Soap Opera Update                Highlights from the day on your                  X            AccuWeather
                                 favorite daytime drama. Choose
                                 from: All My Children, Another
                                 World, As the World Turns, Bold
                                 and the Beautiful, Days of our
                                 Lives, General Hospital, Guiding
                                 Light, One Life to Live, Port
                                 Charles, Sunset Beach and Young
                                 and the Restless.

Horoscope                        Daily forecast for one               X                        UPS - Eugenia Last
                                 astrological sign

Lottery                          Daily results of all the games of    X                        LottoNet
                                 one state's lotteries. Multi-state
                                 games (such as PowerBall, Daily
                                 Millions and Big Game) are

                                                                      REAL
    SERVICE                      DEFINITION                           TIME      SCHEDULED    FREQUENCY
    -------                      ----------                           ----      ---------    ---------
                                 included in each participating
                                 state results.

"This Day in History" Fact       Daily history fact                             X            1x/day

Ski Report                       Ski report on ski area of choice.              X            1x/day
                                 Reports include new snow, depth of
                                 base, current surface conditions,
                                 lifts and trails in service.


                                                                                  BUSINESS
    SERVICE                      DEFINITION                           DAILY       DAY          SOURCE
    -------                      ----------                           -----       --------     ------
                                 included in each participating
                                 state results.

"This Day in History" Fact       Daily history fact                    X                        The Associated Press

Ski Report                       Ski report on ski area of choice.     Seasonal                 SportsTicker
                                 Reports include new snow, depth of
                                 base, current surface conditions,
                                 lifts and trails in service.

DESCRIPTION OF PROFILE MAINTENANCE

     1.  NetCare!

NetCare!, an internet-based, real-time profile management system, is provided. III will customize the performance of NetCare! to SBMS Product set as described herein, and within reason modify the "look and feel" of the web site provided to meet SBMS existing standards.

                                                                      APPENDIX C



TRADEMARKS


1.  "Powered by iii"

SBMS shall follow "Powered by iii" Guidelines for Use, Exhibit 1.

                                                                      APPENDIX D
FINANCIAL INCENTIVES



Marketing Coop



During the term of this Agreement, III will pay SBMS Marketing Coop funds in accordance with its Coop Program Guidelines (see Exhibit 2), in an amount up to three percent (3%) of all services and packages purchased by SBMS hereunder, in markets that use the trademarks listed in Appendix C. Payments shall be made quarterly and remitted as follows: to SBMS HQ for all purchases made by Southwestern Bell Wireless, Inc., in its markets in Texas, Missouri, Oklahoma, Kansas and Arkansas; and to each of the Southwestern Bell Mobile Systems Cellular One markets individually for their purchases.



Market Development



III will contribute to the market development of the Services by providing Services to SBMS free of charge with respect to those Subscribers to whom SBMS has extended a promotional offer of one month of free service through a formally advertised promotion and have accepted such free service. These free Services will be reflected as an adjustment on each market's monthly bill. SBMS will provide to III monthly the MINs of Subscribers who have accepted free Service. III will issue a credit to SBMS based on these reports. III will review market by market, case by case, additional promotional opportunities, and will increase participation with specific promotions. SBMS will notify III of any promotional offers. Promotional offers may vary by market; provided however that such promotions will be limited to "introductory offers," not to exceed three months of free service.




Quick Start Goal



If SBMS has at least 15,000 Subscribers to the Services by year end 1998, III will credit a one time Quick Start Marketing Award Payment of $20,000 in January, 1999. Payment shall be prorated across participating markets: to SBMS HQ for Southwestern Bell Wireless, Inc., in its markets in Texas, Missouri, Oklahoma, Kansas and Arkansas; and to each of the Southwestern Bell Mobile Systems Cellular One markets individually.

                                                                      APPENDIX E

SBMS MARKET LIST
Address, Escalation Contacts, NPA's
and Message Center TAP Dial-in Numbers

Market Definition
For purposes of billing, payments, escalation and marketing reports, SBMS markets are defined by the NPAs served by each market:

 Revised 4/9/98

 SWBW - Message Center TAP 800-469-5351

 ST. LOUIS
 Address: 13075 Manchester Rd., Suite 100A, St. Louis
 MO 63131
 Business Escalation: Jared Novelly 314-984-2313
 Technical Escalation: Ellen Marshall 314-821-7764
 NPAs:
 314
 618
 573


 KANSAS CITY
 Address: 15529 College Blvd., Lenexa KS 66219
 Business Escalation: Bill Sullivan 913-752-2376
 Technical Escalation: Kelly Quick 913-752-2343
 NPAs:
 660                        785
 816                        913
 316


 SOUTH TEXAS
 Address:7330 San Pedro Plaza, 9th Floor, San Antonio
 TX 78216
 Business Escalation: Tom Swail 210-289-1087
 Technical Escalation: John Kopcyzk 210-359-3042
 NPAs:
 210                        956
 830                        915
 512


 ARKANSAS AND TULSA
 Address: 10802 Executive Center Drive, Suite 300,
 Little Rock AR 72211
 Business Escalation: Dee Hickman 501-219-6619
 Technical Escalation: Phil Brown 501-219-6658
 NPAs:
 501                        918
 870


DALLAS
Address: 15660 Dallas Parkway, Suite 1300, Dallas
TX 75248
Business Escalation: Carl Nunes 972-866-5391
Technical Escalation: Scott Hillenbrand
972-706-1689
NPAs:
972                       903
817                       940
214                       254


OKLAHOMA CITY
Address: 9020 N. May Ave., #250, Oklahoma City OK
73120
Business Escalation:Vivian Copeland 405-858-2509
Technical Escalation: Bryan Stambeck 405-858-2575
NPAs:
405                       580
918


WEST TEXAS
Address: 1901 University Ave., Suite 100, Lubbock
TX 79410
Business Escalation: Michelle Elizardo 806-472-2012
or Jan Collier 806-472-2066
Technical Escalation: Todd Curtis 806-472-2128
NPAs:
806
915

Arkansas and Tulsa
Address: 10802 Executive Center Drive, Suite 300,
Little Rock AR 72211
Business Escalation: Dee Hickman 501-219-6619
Technical Escalation: Phil Brown 501-219-6658
NPAs:
501                    918
870

         CELLULAR ONE


CELLULAR ONE - CHICAGO - MESSAGE CENTER
TAP 847-502-0125
Address: 930 N. National Pkwy, Schaumburg IL 60173
Business Escalation: Kerry Benton 847-762-2512
Technical Escalation: Angie Fritz 847-413-7660
NPAs:
312                        847
219                        309
815                        219
773                        708
630


CELLULAR ONE - BALTIMORE- MESSAGE CENTER
TAP 800-721-9444
Address: 7855 Walker Drive., #100, Greenbelt MD 20770
Business Escalation: Kelly Heatherman 301-489-3153
Technical Escalation: Carolyn Mitchell 301-489-3263
NPAs:
304                        202
703                        410
301                        540
757                        840


CELLULAR ONE - BOSTON - MESSAGE CENTER
TAP 617-967-9200
Address: 100 Lowder Brook Dr., Westwood MA 02090
Business Escalation: Peter Bui 617-462-5036
Technical Escalation: Paul Dimartino 617-462-5171
or Joshua Miller 617-462-5326
NPAs:
617                       508
781                       603
978


CELLULAR ONE - NEW YORK - MESSAGE CENTER
TAP 315-440-3801
Address: 2875 Union Rd., Suite 35U, Cheektowago NY
14227
Business Escalation: Christine Bolles 716-435-2671
Technical Escalation: Ed Kent 716-435-2280
NPAs:
716
315
518

                                                                       EXHIBIT 1

"POWERED BY iii" GUIDELINES FOR USE


         The Value of "Powered by iii"

- The "Powered by iii" Logo (the "Logo") is an effective way to identify information services offering as incorporating the benefits and features of the leading source of personalized content for wireless devices, Intelligent Information Incorporated (III).

- Use of the Logo also qualifies resellers to participate in III's advanced business partner support programs.

         The Logo's Meaning for Business Partner Use

- The Logo conveys the value and excitement of personalized information services provided by the III platform. Business partners may use this Logo in advertising, point-of-purchase displays, and marketing materials to promote information services. The Logo may only be used according to these Guidelines. These Guidelines help ensure that the Logo continues to provide consumers with a clear identification of information service quality.

- To protect this valuable trademark, the business partner may not use the Logo in any way other than as described in these guidelines or as may be provided in writing by III from time to time. Any unauthorized use of the Logo is an infringement of III's trademark rights.

         Business Partner Logo Artwork

- Do not use artwork provided by any source other than III. III will provide approved Business Partners that agree to follow these guidelines with electronic versions of the Logo. You may not alter this artwork in any way, separate the words from the graphic, or replace the words with any others. The trademark symbol ((TM)) must appear at the lower right corner of the graphic portion of the Logo. Documents including the Powered by iii logo must also include the footnote, in no less than 6 point text, "Powered by iii is a registered trademark of Intelligent Information Incorporated."

         Sizing and Placement Requirement

- The Logo may be used only on materials that make accurate references to the information services as provided by III. The Logo must be placed in close proximity to headline copy or logo treatments dealing with information services. The Logo cannot be larger or more prominent than your company name, company logo, product name (if applicable), or service name.

- The Logo may stand-alone, or be incorporated into your information services logo if appropriate. If the Logo is used as a stand alone element, a minimum amount of empty space must be left between the Logo and any other object such as type, photography, borders, edges, etc. The required border of empty space around the Logo must be 1/4x wide, where x equals the height of the graphic, as measured from the highest point on the graphic portion of the Logo to the lowest point on the graphic portion of the Logo.

-    Minimum size for the Logo is 3/8 of an inch high.

- Business partners may not use the Logo in any manner that suggests that advertising, point-of-purchase displays, or other marketing materials are from III.

- The footnote "Powered by iii is a registered trademark of Intelligent Information Incorporated", in not less than 6 point type, must accompany each use of the Logo.

- Intelligent Information Incorporated reserves the right to object to unfair uses or misuses of its trademarks or other violations of applicable law.

         Color Treatment

- You may not alter the colors of the Logo in any way from the treatments provided by III, without the written approval of III.

         Quality Control

- III reserves the right to review business partner use of the Logo. Business partner must correct any deficiencies in the use of the Logo upon reasonable notice from III.

- Address any questions concerning the Logo to the appropriate III Account Manager or III's Director of Marketing.

- Intelligent Information Incorporated reserves the right to change the Logo and/or these guidelines at any time at its discretion. You must comply with the guidelines as amended from time to time.

- III will bear the expense of any reprinting of materials necessitated by a change in its Logo or guidelines, provided III requires SBMS not to utilize existing materials.

                                                                       EXHIBIT 2
INTELLIGENT INFORMATION INCORPORATED
CO-OPERATIVE ADVERTISING PROGRAM GUIDELINES

CO-OP PROGRAM ELIGIBILITY
All North American, Intelligent Information Incorporated (III) business partners are eligible. To participate in the program, business partners must complete a Co-op program registration form. This form is available from III account managers.


CO-OP PROGRAM ACCRUALS
For the period April 1, 1998 through December 31, 1998, standard Co-op will accrue at a rate equal to 3% of the actual amounts invoiced for the period, calculated on a quarterly basis. Accrued Co-op funds belong to III until released for reimbursement of claims for eligible and approved activities.



All information services (content) billings are considered part of the price. No money is accrued for programming fees, telecommunication connections, or other expenses or fees.


III reserves the right to change the amount of the accrual and the eligible products and options at any time with 90 days prior written notice.

III reserves the right to introduce bonus programs throughout the program year.

CO-OP PROGRAM GUIDELINES

1. The "Powered by iii" logo must appear in all advertising to qualify for Co-op reimbursement.

2. III will provide "Powered by iii" logo and usage guidelines which must be followed to qualify for reimbursement.

3. No competitors' information services products may be featured in the same ad.


4. Reimbursement percentage for qualified ads is 50% of the net cost of the business partner's advertising.


5. If ad is not dedicated to III's information services, III will reimburse the pro-rated III information services portion of the ad only.

6. To receive credit for print media, III requires a "tear-sheet" of the advertisement and receipted copy of paid media invoice attached to the Co-op claims submission form.

7. To receive credit for electronic media, III requires copies of commercial, station affidavit of performance and receipted copy of paid station invoices attached to the Co-op claims submission form.

8. All claims must be postmarked within 60 days from the date of advertising or other promotional programs and can be submitted no later than the May 31, 1999 deadline. Claims not received by this date will be denied and any unused balance will be forfeited.

9. III reserves the right to suspend payment of claims if business partner's account is not current. If account is not made current prior to filling deadline, all money accrued will be forfeited. Co-op funds can not be applied to amount owed.

10. III reserves the right to change this program, including the amount of the accrual and eligible products and options at any time without prior notice.

11. Trade/barter ads, agency fees/commissions, discounts and taxes are not reimbursable.

12. All advertising must be in compliance with local, state and federal laws and must be in good taste. Each customer is solely responsible for any such advertising. III expressly disclaims any liability or responsibility for any advertising or promotion by the customer.

13. All claims and text regarding III information services must be truthful. Any false or misleading representation will result in a denial of the co-op claim.


INTELLIGENT INFORMATION INCORPORATED CO-OP PROGRAM MEDIA USAGE GUIDELINES






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
                                                        DOCUMENTATION              ADVERTISING REQUIREMENTS
MEDIA TYPE                   EXPENSES COVERED           REQUIRED
--------------------------   ------------------------   ------------------------   -------------------------
PRINT                        -  Media Cost              -  Co-op Claims            -  Ad must conform
-  Newspapers                -  Production                 Submission Form            to III Co-op
-  Magazines                                            -  1 original ad              program guidelines
                                                           per publication            and "Powered by
                                                           showing name, date         iii" logo usage
                                                           and location of            guidelines
                                                           publication (tear       -  Prior approvals
                                                           sheet).                    are not required
                                                        -  Photocopies are
                                                           not acceptable
                                                        -  Copy of paid
                                                           invoice
                                                        -  Multiple
                                                           Appearance Ads must
                                                           also include
                                                           "Newspaper Ad
                                                           Multiple Appearance
                                                           Certification Form"


DIRECT MAIL/RETAIL           -  Net Printing            -  Co-op Claims            -  Ad must conform
-  Statement Stuffers           Cost                       Submission Form            to III Co-op
-  Newsletters               -  Production              -  2 original                 program guidelines
-  Postcards                 -  Mailing List               samples                    and "Powered by
                                Purchase/Rental         -  Copy of paid               iii" logo usage
                                                           invoice                    guidelines
                                                                                   -  Prior approvals
                                                                                      are not required


TV & RADIO                   -  Media Cost              -  Co-op Claims            -  "Powered by
                                                           Submission Form            iii" must be
                                                        -  Copy of paid               mentioned at least
                                                           invoice with               once.
                                                           details of spot         -  Prior approvals
                                                           length, air dates,         are not required
                                                           number of spots
                                                           aired, cost per
                                                           spot, and total cost
                                                        -  Station
                                                           affidavit and
                                                           notarized copy of
                                                           video/audiotape used


INTERNET                     -  Banner                  -  Co-op Claims            -  Ad must conform





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
                                Advertising                Submission Form            to III Co-op
                                                        -  Copy of paid               program guidelines
                                                           invoice                    and "Powered by
                                                        -  Copy of                    iii" logo usage
                                                           advertisement              guidelines
                                                                                   -  Prior approvals
                                                                                      are not required





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